MERRILL LYNCH SHORT-TERM GLOBAL INCOME FUND, INC.

                    SUPPLEMENT DATED OCTOBER 22, 1998 TO THE
                         PROSPECTUS DATED APRIL 2, 1998


     The fifth paragraph under "MANAGEMENT OF THE FUND - MANAGEMENT AND ADVISORY ARRANGEMENTS," is revised by deleting the entire paragraph and adding the following:

     Edward F. Gobora is currently the sole portfolio manager of the Fund and is primarily responsible for the day-to-day management of the Fund's investment portfolio. He is a Vice President of the Fund. Mr. Gobora has been a Vice President and Portfolio Manager of the Investment Adviser since 1993, and has been associated with the Investment Adviser since 1988.

Code     #11099-0498ALL